UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         July 1, 2004
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                                   POINT.360
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
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   (Commission File Number)           (IRS Employer Identification No.)


  7083 Hollywood Boulevard, Suite 200, Hollywood, CA       90028
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   (Address of principal executive offices)              (Zip Code)


                                 (323) 957-7990
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISTRIBUTION OF ASSETS.

    ACQUISITION OF INTERNATIONAL VIDEO CONVERSIONS, INC. ("IVC")

        On July 1, 2004, Point.360 (the "Company") purchased all of the stock of IVC for $7 million. Terms of the acquisition agreement also provided for possible future payments of up to $5 million if targeted earnings levels are achieved over the next 30 months. The initial payment will be funded by cash on-hand and borrowings under the Company's term loan and revolving credit facility.

        IVC is engaged in high definition and standard definition digital mastering and data conversion for the motion picture and television industry, a business similar to that of the Company. The Company intends to operate IVC as a separate subsidiary.

        While the acquisition of IVC is deemed to involve a significant amount of assets pursuant to the instructions to Item 2 of Form 8-K, separate financial statements of IVC are not required to be filed pursuant to Regulation S-X.

    AMENDMENT TO CREDIT AGREEMENT

        In connection with the above purchase of IVC, the Company amended its credit agreement Union Bank of California, N.A. (as agent for the lenders) whereby the Company borrowed and additional $4,700,000 to be repaid over five years.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

  EXHIBITS

  10.1   Stock  Purchase   Agreement  dated  June  23,  2004  among   Point.360,
         International   Video   Conversions,   Inc.  and  the  Stockholders  of
         International Video Conversions, Inc.

  10.2 First Amendment to Credit Agreement dated July 1, 2004 among Point.360, the Lenders and Union Bank of California, N.A. as Agent.

  99     News release dated July 1, 2004.




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Point.360
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                                                  (Registrant)



        Date: July 1, 2004              By: /s/ Alan R. Steel
                                        ----------------------------------
                                            Alan R. Steel
                                            Executive Vice President,
                                            Finance and Administration,
                                            Chief Financial Officer







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